UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)   January 31, 2005

FOSTER WHEELER LTD.

(Exact Name of Registrant as Specified in Its Charter)

Bermuda
(State or Other Jurisdiction of Incorporation)

001-31305	22-3802649
(Commission File Number)	(IRS Employer Identification No.)

Perryville Corporate Park, Clinton, New Jersey	08809-4000
(Address of Principal Executive Offices)	(Zip Code)

(908) 730-4000
(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 8.01.              Other Event.

On January 31, 2005, Foster Wheeler Ltd. issued a press release announcing that it expects to hold its 2005 Annual General Meeting of Shareholders on Tuesday,  May 10, 2005, at 9:00 a.m. (Eastern Daylight Savings Time) at the company’s offices located at Perryville Corporate Park, Clinton, New Jersey.  A copy of the press release is attached as Exhibit 99.1 hereto and incorporated by reference.

Item 9.01.              Financial Statements and Exhibits.

(c)           Exhibits.

99.1                           Press Release, dated January 31, 2005, issued by Foster Wheeler Ltd.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOSTER WHEELER LTD.

DATE: January 31, 2005	By:	/s/ Lisa Fries Gardner
Lisa Fries Gardner
Vice President and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated January 31, 2005, issued by Foster Wheeler Ltd.